                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Experts" in this Registration Statement on Form N-2 of Salomon Brothers Emerging Markets Debt Fund Inc.



PricewaterhouseCoopers LLP
New York, NY
October 27, 2003